UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

January 27, 2025

Date of Report (Date of earliest event reported)

Rising Dragon Acquisition Corp.

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-42368	n/a
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

No. 604, Yixing Road, Wanbolin District, Taiyuan City, Shanxi Province, People’s Republic of China	030024
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +86 18817777987

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Ordinary Share, par value $0.0001 per share, and one Right entitling the holder to receive one-tenth of an Ordinary Share	RDACU	The Nasdaq Stock Market LLC
Ordinary Shares	RDAC	The Nasdaq Stock Market LLC
Rights	RDACR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

IMPORTANT NOTICES

Important Notice Regarding Forward-Looking Statements

This Current Report on Form 8-K contains certain “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, both as amended. Statements that are not historical facts, including statements about the pending transactions among Rising Dragon Acquisition Corp. (“RDAC”), Xpand Boom Technology Inc. (“Purchaser”), Xpand Boom Solutions Inc. (“Merger Sub”) and HZJL Cayman Limited (“HZJL”) and the transactions contemplated thereby, and the parties’ perspectives and expectations, are forward-looking statements. Such statements include, but are not limited to, statements regarding the proposed transaction, including RDAC’s and HZJL’s expectations with respect to future performance and anticipated financial impacts of the business combination, the satisfaction of the closing conditions to the business combination and the timing of the completion of the business combination. The words “expect,” “believe,” “estimate,” “intend,” “plan” and similar expressions indicate forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to various risks and uncertainties, assumptions (including assumptions about general economic, market, industry and operational factors), known or unknown, which could cause the actual results to vary materially from those indicated or anticipated.

Such risks and uncertainties include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement relating to the proposed business combination; (2) the outcome of any legal proceedings that may be instituted against RDAC or HZJL following the announcement of the Merger Agreement and the transactions contemplated therein; (3) the inability to complete the business combination, including due to failure to obtain approval of the shareholders of RDAC or other conditions to closing in the Merger Agreement; (4) delays in obtaining or the inability to obtain necessary regulatory approvals (including approval from PRC regulators) required to complete the transactions contemplated by the Merger Agreement; (5) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement or could otherwise cause the transaction to fail to close; (6) the inability to obtain or maintain the listing of the post-acquisition company’s ordinary shares on Nasdaq following the business combination; (7) the risk that the business combination disrupts current plans and operations as a result of the announcement and consummation of the business combination; (8) the ability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably and retain its key employees; (9) costs related to the business combination; (10) changes in applicable laws or regulations; (11) the possibility that HZJL or the combined company may be adversely affected by other economic, business, and/or competitive factors and (12) other risks and uncertainties to be identified in the Registration Statement filed by RDAC and Xpand Boom Technology (when available) relating to the business combination, including those under “Risk Factors” therein, and in other filings with the SEC made by RDAC and HZJL. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. Accordingly, you are cautioned not to place undue reliance on these forward-looking statements. Forward-looking statements relate only to the date they were made, and RDAC, Purchaser, Merger Sub, HZJL, and their subsidiaries undertake no obligation to update forward-looking statements to reflect events or circumstances after the date they were made except as required by law or applicable regulation.

Additional Information and Where to Find It

In connection with the transaction described herein, RDAC and Purchaser will file relevant materials with the SEC, including a registration statement on Form F-4 (as may be amended from time to time) that will include a proxy statement and a registration statement/preliminary prospectus (the “Registration Statement”) pertaining to such transaction. The proxy statement and a proxy card will be mailed to shareholders as of a record date to be established for voting at the shareholders’ meeting relating to the proposed transactions. Shareholders will also be able to obtain a copy of the Registration Statement and proxy statement without charge from the Company. The Registration Statement and proxy statement, once available, may also be obtained without charge at the SEC’s website at www.sec.gov or by writing to RDAC at No. 604, Yixing Road, Wanbolin District, Taiyuan City, Shanxi Province, People’s Republic of China 030024.

INVESTORS AND SECURITY HOLDERS OF RDAC ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTIONS THAT RDAC WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT RDAC, HZJL AND THE TRANSACTIONS.

Participants in Solicitation

RDAC, Purchaser, Merger Sub, HZJL, certain shareholders of HZJL, and their respective directors, executive officers and employees and other persons may be deemed to be participants in the solicitation of proxies from the holders of RDAC ordinary shares in respect of the proposed transaction. Information about RDAC’s directors and executive officers and their ownership of RDAC’s ordinary shares is set forth in RDAC’s initial public offering prospectus dated October 10, 2024 filed with the SEC. Other information regarding the interests of the participants in the proxy solicitation will be included in the proxy statement pertaining to the proposed transaction when it becomes available. These documents can be obtained free of charge from the sources indicated above.

Item 1.01 Entry into a Material Definitive Agreement.

On January 27, 2025, Rising Dragon Acquisition Corp., a Cayman Islands exempted company (“RDAC”), Xpand Boom Technology Inc., a Cayman Islands exempted company and a wholly-owned subsidiary of RDAC (“Purchaser”), Xpand Boom Solutions Inc., a Cayman Islands exempted company and a wholly-owned subsidiary of Purchaser (“Merger Sub,” together with RDAC, Purchaser, the “Purchaser Parties”), HZJL Cayman Limited, a Cayman Islands exempted company (“HZJL”), certain shareholder of HZJL (“Principal Shareholder”), and Mr. Bin Xiong, as representative of the Principal Shareholder of HZJL, entered into a Merger Agreement (the “Agreement”). Capitalized terms used herein but not defined herein shall have the meanings ascribed to them in the Agreement.

Acquisition Merger and Acquisition Consideration

Upon the closing of the transactions contemplated by the Agreement, RDAC will merge with and into Purchaser, resulting in all RDAC shareholders becoming shareholders of the Purchaser as described under the below section titled “Reincorporation Merger.” Concurrently therewith, Merger Sub will merge with and into HZJL, resulting in Purchaser acquiring 100% of the issued and outstanding equity securities of HZJL (the “Acquisition Merger”). Upon the closing of the Acquisition Merger, the ordinary shares of Purchaser issued shall be reclassified into class A ordinary shares (“Purchaser Class A Ordinary Shares”) and class B ordinary shares (“Purchaser Class B Ordinary Shares,” together with Purchaser Class A Ordinary Shares, “Purchaser Ordinary Shares”) where each Purchaser Class A Ordinary Share shall be entitled to one (1) vote on all matters subject to a vote at general and special meetings of the post-closing company and each Purchaser Class B Ordinary Share shall be entitled to 10 votes on all matters subject to a vote at general and special meetings of the post-closing company.

The aggregate consideration to be paid to HZJL shareholders for the Acquisition Merger is $350 million, payable in newly issued Purchaser Ordinary Shares (the “Closing Payment Shares”), valued at $10.00 per share.

Furthermore, the parties agreed that immediately following the closing the Acquisition Merger, Purchaser’s board of directors will consist of directors designated by HZJL, one (1) of which will be Mr. Bin Xiong. The Purchaser’s board of directors will comply with the requirements of Nasdaq, subject to applicable exemptions.

Reincorporation Merger

At the Reincorporation Effective Time, RDAC will be merged with and into Purchaser, the separate corporate existence of RDAC will cease and Purchaser will continue as the surviving corporation (the “Reincorporation Merger”). In connection with the Reincorporation Merger, RDAC’s issued and outstanding units shall separate into its individual components of one ordinary share and one right, and all units shall cease to be outstanding and shall automatically be canceled, and each of RDAC’s issued and outstanding securities will be converted into an equivalent amount of Purchaser’s securities:

●	Each RDAC ordinary share will be converted automatically into one Purchaser Class A Ordinary Share;

●

Each right to acquire one-tenth (1/10) of one RDAC ordinary share will be converted automatically into one right to acquire one-tenth (1/10) of one Purchaser Class A Ordinary Share. At the Closing of the Mergers, all Purchaser Rights shall cease to be outstanding and shall automatically be canceled and retired and shall cease to exist. The holders of Purchaser Rights instead will receive one-tenth (1/10) of one Purchaser Class A Ordinary Share in exchange for the cancellation of each Purchaser Right.

Representations and Warranties

In the Agreement, HZJL and Principal Shareholder make certain representations and warranties (with certain exceptions set forth in the disclosure schedule to the Agreement) relating to, among other things: (a) proper corporate organization of HZJL and its affiliates and subsidiaries and similar corporate matters; (b) authorization, execution, delivery and enforceability of the Agreement and other transaction documents; (c) neither the execution, delivery nor performance of the Agreement need any consent, approval, license or other action of any government authority; (d) absence of conflicts; (e) capital structure; (f) accuracy of charter documents and corporate records; (g) required consents and approvals; (h) financial information; (i) absence of certain changes or events; (j) title to assets and properties; (k) material contracts; (l) ownership of real property; (m) licenses and permits; (n) compliance with laws; (o) ownership of intellectual property; (p) customers and suppliers; (q) employment and labor matters; (r) taxes matters; (s) environmental matters; (t) brokers and finders; (u) that HZJL is not an investment company; (v) no Action pending or threatened against HZJL; and (w) other customary representations and warranties.

In the Agreement, Purchaser Parties make certain representations and warranties relating to, among other things: (a) proper corporate organization and similar corporate matters; (b) authorization, execution, delivery and enforceability of the Agreement and other transaction documents; (c) no governmental authorization required; (d) Non-Contravention; (e) brokers and finders; (f) capital structure; (g) validity of share issuance; (h) minimum trust fund amount; (i) validity of Nasdaq Stock Market listing; (j) SEC filing requirements and financial statements; (k) litigation; (l) compliance with laws; (m) material contracts; (n) not an investment company; and (o) other customary representations and warranties.

Conduct Prior to Closing; Covenants

The parties have made customary representations, warranties and covenants in the Agreement, including, among other things, covenants with respect to the conduct of HZJL and its affiliates/subsidiaries prior to the closing of the business combination. The parties have also agreed to customary “no shop” obligations.

The Agreement also contains covenants providing for, among other things:

●	Purchaser shall prepare with the assistance, cooperation and commercially reasonable efforts of HZJL, and file with the SEC the Registration Statement in connection with the registration under the Securities Act of Purchaser Ordinary Shares to be issued in the Mergers, which Registration Statement will also contain a proxy statement of RDAC; and

●	all rights to exculpation, indemnification and advancement of expenses existing in favor of D&O indemnified persons shall survive the closing and continue in full force and effect in accordance with their respective terms to the extent permitted by applicable Law.

Conditions to Closing

General Conditions

Consummation of the Agreement and the transactions is conditioned on, among other things, (i) no provisions of any applicable Law, and no Order shall prohibit or prevent the consummation of the closing; (ii) there shall not be any Action brought by a third party that is not an Affiliate of the parties hereto to enjoin or otherwise restrict the consummation of the closing; (iii) HZJL and RDAC receiving approval from their respective shareholders to the transactions; (iv) the SEC shall have declared the Registration Statement effective; (v) no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued; (vi) the Additional Agreements shall have been entered into and the same shall be in full force and effect; (vii) the completion of the CSRC filing; and (viii) continued listing of Purchaser on Nasdaq and Nasdaq approval for listing the Closing Payment Shares on Nasdaq.

HZJL’s Conditions to Closing

The obligations of HZJL to consummate the transactions contemplated by the Agreement, in addition to the conditions described above, are conditioned upon each of the following, among other things:

●	Purchaser Parties complying with all of their obligations under the Agreement in all material respects;

●	subject to applicable materiality qualifiers, the representations and warranties of Purchaser Parties being true on and as of the closing date of the transactions and Purchaser Parties complying with all required covenants in the Agreement;

●	Purchaser Parties complying with the reporting requirements under the applicable Securities Act and Exchange Act; and

●	there having been no material adverse effect on Purchaser Parties.

Purchaser Parties’ Conditions to Closing

The obligations of Purchaser Parties to consummate the transactions contemplated by the Agreement, in addition to the conditions described above in the first paragraph of this section, are conditioned upon each of the following, among other things:

●	HZJL and its subsidiaries complying with all of the obligations under the Agreement in all material respects;

●	subject to applicable materiality qualifiers, the representations and warranties of HZJL and its subsidiaries being true on and as of the closing date of the transactions and HZJL and its subsidiaries complying with all required covenants in the Agreement;

●	all necessary governmental approvals have been received in form and substance reasonably satisfactory;

●	there having been no material adverse effect on HZJL; and

●	RDAC receiving duly executed legal opinions from HZJL’s PRC counsel and Cayman Islands counsel.

Termination

The Agreement may be terminated and/or abandoned at any time prior to the closing, whether before or after approval of the proposals being presented to RDAC’s shareholders, by:

●	mutual written consent of RDAC and HZJL duly authorized by each of their respective boards of directors;

●	In the event a governmental Authority shall have issued an Order or enacted a Law having the effect of permanently restraining, enjoining or otherwise prohibiting either the Reincorporation Merger or the Acquisition Merger, which Order or Law is final and non-appealable, a Purchaser Party or HZJL shall have the right, at its sole option, to terminate the Agreement without liability to the other party; provided, however, that this right to terminate the Agreement shall not be available to HZJL or a Purchaser Party if the failure by such party or its Affiliates to comply with any provision of the Agreement has been a substantial cause of, or substantially resulted in, such action by such governmental Authority;

●	RDAC, if HZJL has materially breached any representations, warranties, agreements or covenants contained in the Agreement or in any Additional Agreement to be performed on or prior to the closing date or the Agreement, the plan of merger or the transactions contemplated hereby fail to be authorized or approved by the shareholders of HZJL and such breach shall not be cured within fifteen (15) days following receipt by HZJL of a notice describing in reasonable detail the nature of such breach;

●	HZJL, if RDAC has materially breached any of its covenants, agreements, representations, and warranties contained in the Agreement or in any Additional Agreement to be performed on or prior to the closing date and such breach has not been cured within fifteen (15) days following the receipt by RDAC a notice describing such breach.

The foregoing summary of the Agreement does not purport to be complete and is qualified in its entirety by reference to the actual agreement, which is filed as Exhibit 2.1 hereto.

Shareholder Support Agreement

Concurrently with the execution of the Agreement, certain shareholders of HZJL entered into a support agreement, pursuant to which each such shareholder agreed to vote in favor of the business combination, subject to the terms of such shareholder support agreement.

The foregoing description of the Shareholder Support Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the actual agreement, a copy of which is filed as Exhibit 10.1 hereto.

Lock-up Agreement

In connection with the transactions, Purchaser shall enter into a lock-up agreement with certain HZJL shareholders with respect to certain lock-up arrangements, which will provide that such HZJL shareholders will not, within six (6) months from the closing of the business combination and subject to certain exceptions, offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, any of the ordinary shares issued in connection with the Acquisition Merger, enter into a transaction that would have the same effect, or enter into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of such shares, whether any of these transactions are to be settled by delivery of any such shares, in cash, or otherwise.

Amended and Restated Registration Rights Agreement

In connection with the transactions, Purchaser, HZJL, RDAC, certain existing shareholders of RDAC and certain shareholders of HZJL will enter into an Amended and Restated Registration Rights Agreement to provide for the registration rights in connection with the Purchaser Ordinary Shares received by them in the Acquisition Merger and the Reincorporation Merger.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
2.1*	Merger Agreement dated January 27, 2025
10.1	Form of Shareholder Support Agreement
99.1	Press Release, dated January 27, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant hereby undertakes to furnish copies of any of the omitted schedules and exhibits upon request by the U.S. Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 27, 2025

RISING DRAGON ACQUISITION CORP.

By:	/s/ Lulu Xing
Name:	Lulu Xing
Title:	Chief Executive Officer and Director